Exhibit 16

NUVEEN MINNESOTA MUNICIPAL INCOME FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced Massachusetts business trust (the “trust”), hereby constitutes and appoints RICHARD J. ERTEL, JILL M. STEVENSON and JOSEPH M. ULREY III, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 28th day of April, 2014.

/s/ Roger A. Gibson
Roger A. Gibson

NUVEEN MINNESOTA MUNICIPAL INCOME FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced Massachusetts business trust (the “trust”), hereby constitutes and appoints RICHARD J. ERTEL, JILL M. STEVENSON and JOSEPH M. ULREY III, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 28th day of April, 2014.

/s/ John P. Kayser
John P. Kayser

NUVEEN MINNESOTA MUNICIPAL INCOME FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced Massachusetts business trust (the “trust”), hereby constitutes and appoints RICHARD J. ERTEL, JILL M. STEVENSON and JOSEPH M. ULREY III, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 28th day of April, 2014.

/s/ Leonard W. Kedrowski
Leonard W. Kedrowski

NUVEEN MINNESOTA MUNICIPAL INCOME FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced Massachusetts business trust (the “trust”), hereby constitutes and appoints RICHARD J. ERTEL, JILL M. STEVENSON and JOSEPH M. ULREY III, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 28th day of April, 2014.

/s/ Richard K. Riederer
Richard K. Riederer

NUVEEN MINNESOTA MUNICIPAL INCOME FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced Massachusetts business trust (the “trust”), hereby constitutes and appoints RICHARD J. ERTEL, JILL M. STEVENSON and JOSEPH M. ULREY III, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 28th day of April, 2014.

/s/ James M. Wade
James M. Wade